                             LETTER OF TRANSMITTAL

                   TO TENDER UNITS OF BENEFICIAL INTEREST OF

                              BURLINGTON RESOURCES
                          COAL SEAM GAS ROYALTY TRUST

           PURSUANT TO THE OFFER TO PURCHASE DATED FEBRUARY 13, 1998,
                        AS AMENDED FROM TIME TO TIME, BY

                         DEVON ACQUISITION CORPORATION
                          A WHOLLY-OWNED SUBSIDIARY OF

                            DEVON ENERGY CORPORATION

                  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
               AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY,
                  MARCH 13, 1998, UNLESS THE OFFER IS EXTENDED

                        The Depositary for the Offer is:

                        HARRIS TRUST COMPANY OF NEW YORK

       By Hand Delivery            Facsimile Transmission:                 By Mail:
        or Overnight:                   (212) 701-7636               Wall Street Station
        88 Pine Street                  (212) 701-7637                  P.O. Box 1023
          19th Floor                                               New York, NY 10268-1023
      New York, NY 10005      (For Eligible Institutions Only)
                                    Confirm by Telephone:
                                        (212) 701-7624

                             ---------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED HEREIN.

     THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of Units (as defined below) either if (1) certificates evidencing Units are to be forwarded herewith or (2) unless an Agent's Message (as defined in the Offer to Purchase (as defined below)) is utilized, delivery of Units is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in "THE TENDER OFFER -- 2. Procedures for Tendering Units" of the Offer to Purchase. Unit holders whose certificates are not immediately available, or who are unable to deliver the Units and all other documents required hereby to the Depositary on or prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Units pursuant to the guaranteed delivery procedures set forth in "THE TENDER OFFER -- 2. Procedures for Tendering Units" of the Offer to Purchase. See Instruction 2.

----------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF UNITS TENDERED
----------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED                         UNITS TENDERED
   OWNERS (PLEASE FILL IN, IF BLANK, EXACTLY                  (ATTACH ADDITIONAL SIGNED
     AS NAME(S) APPEAR(S) ON CERTIFICATES                        LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------
                                                                     TOTAL NUMBER
                                                                       OF UNITS          NUMBER OF
                                                   CERTIFICATE      REPRESENTED BY         UNITS
                                                   NUMBER(S)(1)    CERTIFICATE(S)(1)     TENDERED(2)
----------------------------------------------------------------------------------------------------

                                                 ---------------------------------------------------

                                                 ---------------------------------------------------

                                                 ---------------------------------------------------

                                                 ---------------------------------------------------

                                                    TOTAL UNITS
----------------------------------------------------------------------------------------------------
 (1) Need not be completed by Unit holders tendering by book-entry transfer.
 (2) Unless otherwise indicated, it will be assumed that all Units are being tendered. See
     Instruction 4.
----------------------------------------------------------------------------------------------------

     The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Units tendered hereby. The certificates and number of Units that the undersigned wishes to tender should be indicated in the appropriate boxes.

[ ] CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:

      --------------------------------------------------------------------------

      Check the box of applicable Book-Entry Transfer Facility:
           [ ]  DTC
           [ ]  PDTC

      Account Number:
      --------------------------------------------------------------------------

      Transaction Code Number:
      --------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
      FOLLOWING:

      Name(s) of Registered Holder(s):
                                      ------------------------------------------

      Transaction Code Number:
                              --------------------------------------------------

      Date of Execution of Notice of Guaranteed Delivery:
                                                         -----------------------

      Name of Institution that Guaranteed Delivery:
                                                   -----------------------------

      If Delivered by Book-Entry Transfer, check the box of the applicable
        Book-Entry Transfer Facility and complete the following:
           [ ]  DTC
           [ ]  PDTC

      Name of Tendering Institution:
                                    --------------------------------------------

      Account Number:
                     -----------------------------------------------------------

      Transaction Code Number:
                              --------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Devon Acquisition Corporation, a Delaware corporation (the "Purchaser"), the above-described Units of Beneficial Interest (the "Units") of Burlington Resources Coal Seam Gas Royalty Trust, a Delaware business trust (the "Trust"), pursuant to the Purchaser's offer to purchase any and all outstanding Units at a price of $8.75 per unit, net to the seller in cash, without interest (the "Purchase Price"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated February 13, 1998, as amended from time to time (the "Offer to Purchase"), receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with any amendments or supplements to such documents, constitute the "Offer").

     Subject to, and effective upon, the acceptance for payment of, and payment for, the Units tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Units that are being tendered hereby (and any and all other Units or other securities, rights or distributions issued or issuable in respect of such Units on or after the date of the Offer to Purchase, other than regular cash distributions and associated tax credits declared by the Trust having a record date prior to the date of transfer to the Purchaser on the Trust's transfer records of the Units tendered herewith as provided in the Offer to Purchase (such Units or other securities, rights or distributions other than such regular cash distributions and associated tax credits being referred to herein as "Special Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units (and any Special Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (a) deliver certificates for such Units (and any Special Distributions) or transfer ownership of such Units (and any Special Distributions) on the account books maintained by a Book-Entry Transfer Facility together, in either such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Purchaser, (b) present such Units (and any Special Distributions) for transfer on the Trust transfer records and
(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Units (and any Special Distributions), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints H. Allen Turner and Marian J. Moon, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Units tendered by the undersigned and accepted for payment by the Purchaser and with respect to any and all other Special Distributions. This power of attorney and proxy are irrevocable and coupled with an interest in the tendered Units. This appointment will be effective if, when and only to the extent that, the Purchaser accepts Units for payment pursuant to the Offer. Upon such acceptance for payment, all powers of attorney and proxies given by the undersigned with respect to such Units and any Special Distributions will, without further action, be revoked and no subsequent powers of attorney or proxies may be given by the undersigned (and, if given, will not be deemed effective). The designees of the Purchaser will, with respect to the Units and any Special Distribution, be empowered to exercise all voting and other rights of such Unit holder with respect to such Units and any Special Distributions as they, in their sole discretion, may deem proper at any meeting of the Unit holders, or any adjournment or postponement thereof, or by written consent or otherwise. The Purchaser reserves the right to require that, in order for Units to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Units, the Purchaser must be able to exercise full voting rights with respect to such Units, including voting at any meeting of Unit holders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Units tendered hereby (and any Special Distributions), and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete or confirm the sale, assignment and transfer of the Units tendered hereby (and any Special Distributions).

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the personal representatives, successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Units pursuant to any one of the procedures described in "THE TENDER OFFER -- 2. Procedures for Tendering Units" of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the Offer Price is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Units tendered hereby.

     The undersigned acknowledges that, subject to the applicable rules of the Securities and Exchange Commission (the "Commission"), the Purchaser expressly reserves the right, in its sole discretion, at any time or from time to time (i) to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and the payment for, all Units validly tendered by giving oral or written notice of such extension to the Depositary and (ii) to amend the Offer in any respect, by giving oral or written notice of such amendment to the Depositary. The undersigned acknowledges that these rights reserved by the Purchaser are in addition to the Purchaser's rights to terminate the Offer pursuant to "THE TENDER OFFER -- 14. Certain Conditions of the Offer" of the Offer to Purchase. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON THE PURCHASE PRICE FOR TENDERED UNITS, WHETHER OR NOT THE PURCHASER EXERCISES ITS RIGHTS TO EXTEND THE OFFER.

     The undersigned also acknowledges that if any or all of the conditions set forth in "THE TENDER OFFER -- 14. Certain Conditions of the Offer" of the Offer to Purchase are not satisfied prior to the Expiration Date, the Purchaser reserves the right (but shall not be obligated) in its sole discretion to (i) decline to purchase any of the Units tendered in the Offer, terminate the Offer and return all tendered Units to the tendering Unit holders, (ii) waive or amend any or all of the conditions to the Offer to the extent permitted by applicable law and, subject to complying with applicable rules and regulations of the Commission, purchase all Units validly tendered, (iii) extend the Offer and, subject to the right of the Unit holders to withdraw Units until the Expiration Date, retain the Units that have been tendered during the period or periods for which the Offer is extended or (iv) amend the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Purchase Price of any Units purchased, and return any certificates for Units not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Units tendered by book-entry transfer, by credit to the account at a Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price for any Units purchased, and return any certificates for Units not tendered or not purchased (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature(s). In the event that the Special Delivery Instructions and/or the Special Payment Instructions are completed, please issue the check for the Purchase Price of any Units purchased, and return any certificates for Units not tendered or not purchased, in the name(s) of, and/or mail said check and any certificates to, the person(s) so indicated. Unless otherwise indicated under "Special Payment Instructions," please credit any Units tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at a Book-Entry Transfer Facility. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Units from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Units so tendered.

             ------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the Purchase Price of Units purchased and/or certificates for Units not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Units tendered by book-entry transfer that are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than the account designated above.

   Issue check and/or certificate(s) to:

   Name:
        ----------------------------------------------------------
                               (Please Print)

   Address:
           -------------------------------------------------------

           -------------------------------------------------------
                             (Include Zip Code)

           -------------------------------------------------------
                 (Tax Identification or Social Security Number)
                           (See Substitute Form W-9)

   [ ] Credit unpurchased Units tendered by book-entry transfer to the account set forth below:

   Check appropriate box:
        [ ] DTC

        [ ] PDTC

   Account Number:
                  ------------------------------------------------

                  ------------------------------------------------


             ------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Units purchased and/or certificates for Units not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature.

   Issue check and/or certificate(s) to:

   Name:
        ----------------------------------------------------------
                                 (Please Print)

   Address:
           -------------------------------------------------------

           -------------------------------------------------------
                              (Include Zip Code)

           -------------------------------------------------------
               (Tax Identification or Social Security Number)
                        (See Substitute Form W-9)

             ------------------------------------------------------

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       (Signature(s) of Unit holder(s)*)

                          Dated:
                                --------------------

     * Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Units or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Name of Firm (if applicable):
                             ---------------------------------------------------

Capacity (Full Title):
                      ----------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Daytime Area Code and Telephone Number:
                                       -----------------------------------------

Taxpayer Identification or Social Security No.:
                                               ---------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
BELOW.

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Name of Firm:
             -------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Dated:
      ---------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agent's Medallion Program (each, an "Eligible Institution") unless the Units tendered thereby are tendered (i) by a registered holder of Units who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If the certificates for Units are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made to, or certificates for unpurchased Units are to be issued or returned to, a person other than the registered owner, then the tendered certificates must be endorsed or accompanied by appropriate transfer powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates, with the signatures on the certificates or transfer powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by Unit holders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Units is to be made by book-entry pursuant to the procedures set forth in "THE TENDER OFFER -- 2. Procedures for Tendering Units" of the Offer to Purchase. Certificates for all physically delivered Units, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Units delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or the Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date.

     Unit holders whose certificates for Units are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Units pursuant to the guaranteed delivery procedures set forth in "THE TENDER OFFER -- 2. Procedures for Tendering Units" of the Offer to Purchase. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) the certificates representing all tendered Units, in proper form for tender, or Book-Entry Confirmation of a transfer into the Depositary's account at a Book-Entry Transfer Facility of all Units delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary within three New York Stock Exchange ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "THE TENDER OFFER -- 2. Procedures for Tendering Units" of the Offer to Purchase. THE METHOD OF DELIVERY OF UNITS, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING UNIT HOLDER. UNITS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, AMPLE TIME SHOULD BE ALLOWED FOR SUCH DOCUMENTS TO REACH THE DEPOSITARY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Units will be purchased. All tendering Unit holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Units for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Units should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO UNIT HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Units evidenced by any certificate submitted are to be tendered, fill in the number of Units that are to be tendered in the box entitled "Number of Units Tendered." In such a case, new certificate(s) for the remainder of the Units that were evidenced by the old certificate(s) will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration of the Offer. All Units represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTERS OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Units tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Units tendered hereby are owned of record by two or more persons, all such owners must sign this Letter of Transmittal.

     If any tendered Units are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of Units listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Units not tendered or accepted for payment are to be issued to, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Units to it, or to its order, pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or if certificates for Units not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Purchase Price of any Units purchased is to be issued, or any Units not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal, or if the check or any certificates for Units not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Unit holders tendering Units by book-entry transfer may request that Units not purchased be credited to such account at a Book-Entry Transfer Facility as such Unit holder may designate under "Special Payment Instructions." If no such instructions are given, any such Units not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or the Dealer Manager at their respective addresses set forth below or from your broker, dealer, commercial bank, trust company or other nominee.

     9. WAIVER OF CONDITIONS. Subject to the applicable rules and regulations of the Commission, the conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time and from time to time in the Purchaser's sole discretion, in the case of any Units tendered.

     10. SUBSTITUTE FORM W-9. Each tendering Unit holder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 that is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such Unit holder is not subject to backup withholding of federal income tax. If a tendering Unit holder has been notified by the Internal Revenue Service that such Unit holder is subject to backup withholding, such Unit holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such Unit holder has since been notified by the Internal Revenue Service that such Unit holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Unit holder to 31% federal income tax withholding on the payment of the Purchase Price of all Units purchased from such Unit holder. If the tendering Unit holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Unit holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number below. Notwithstanding that "Applied For" is written in Part I and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments of the Purchase Price to such Unit holder until a TIN is provided to the Depositary. Such amounts will be refunded to such Unit holder if a TIN is provided to the Depositary within 60 days.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY THEREOF (TOGETHER WITH CERTIFICATES FOR, OR A BOOK-ENTRY CONFIRMATION WITH RESPECT TO, TENDERED UNITS WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a Unit holder whose tendered Units are accepted for payment is required by law to provide the Depositary (as payer) with such Unit holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below. If such Unit holder is an individual, the TIN is such Unit holder's social security number. If the Depositary is not provided with the correct TIN, the Unit holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Unit holder with respect to Units purchased pursuant to the Offer may be subject to backup withholding at a rate of 31%.

     Certain Unit holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Unit holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a Unit holder with respect to Units purchased pursuant to the Offer, the Unit holder is required to notify the Depositary of such Unit holder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such Unit holder is awaiting a TIN), and (b) that such Unit holder is not subject to backup withholding because (i) such Unit holder has not been notified by the Internal Revenue Service that such Unit holder is subject to backup withholding as a result of a failure to report all interest or dividends, (ii) the Internal Revenue Service has notified such Unit holder that such Unit holder is no longer subject to backup withholding or (iii) such Unit holder is exempt from backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Unit holder is required to give the Depositary the social security number or employer identification number of the record holder of the Units tendered hereby. If the Units are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering Unit holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Unit holder should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number below. Notwithstanding that "Applied For" is written in Part I and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments of the Purchase Price to such Unit holder until a TIN is provided to the Depositary. Such amounts will be refunded to such Unit holder if a TIN is provided to the Depositary within 60 days.

                 PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK

------------------------------------------------------------------------------------------------------------------

                                       PART 1 -- Taxpayer Identification Num-
                                       ber -- For all accounts, enter
                                       taxpayer identification number in the
                                       box at right. (For most individuals,
                                       this is your social security number.     -------------------------------------
  SUBSTITUTE                           If you do not have a number, see                Social Security Number
  FORM W-9                             Obtaining a Number in the enclosed       OR ----------------------------------
                                       Guidelines.) Certify by signing and          Employer Identification Number
                                       dating below. Note: If the account is    (If awaiting TIN, write "Applied For")
                                       in more than one name, see the chart
                                       in the enclosed Guidelines to
                                       determine which number to give the
                                       payer.
                                      ------------------------------------------------------------------------------
                                       PART 2 -- For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein.
                                      ------------------------------------------------------------------------------

                                       CERTIFICATION -- Under penalties of perjury, I certify that:
                                       (1) The number shown on this form is my correct Taxpayer Identification Number
                                           (or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification
                                           Number to the appropriate Internal Revenue Service Center ("IRS") or Social
                                           Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have written "Applied For" in Part 1 and have completed the Certificate of
                                           Awaiting Taxpayer Identification Number, 31% of all reportable payments made to me thereafter will be withheld until I provide a correct Taxpayer
                                           Identification Number), and
                                       (2) I am not subject to backup withholding either because (a) I am exempt from
  DEPARTMENT OF THE TREASURY               backup withholding, (b) I have not been notified by the IRS that I am subject
  INTERNAL REVENUE SERVICE                 to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to
  PAYER'S REQUEST FOR TAXPAYER             backup withholding.
  IDENTIFICATION NUMBER
  ("TIN")                              CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

                                       Signature:                                        Date:
                                                 -------------------------------------        ----------------------

--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have written "Applied For" in Part 1 and have completed the certificate of awaiting taxpayer identification number, 31% of all reportable payments made to me prior to the time I provide a properly certified taxpayer identification number will be withheld.

   Signature:                                                Date:
             ------------------------------------------           -------------

--------------------------------------------------------------------------------

     Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager as set forth below.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                D.F. KING & CO.
                                77 WATER STREET
                            NEW YORK, NEW YORK 10005
                            TOLL FREE (800) 431-9642

                      THE DEALER MANAGER FOR THE OFFER IS:

                              SALOMON SMITH BARNEY
                            SEVEN WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 783-8527